HOTCHKIS AND WILEY FUNDS

Class I, Class A, and Class Z Shares of the
Hotchkis & Wiley Large Cap Disciplined Value Fund
Hotchkis & Wiley Large Cap Fundamental Value Fund
(the “Funds”)
Supplement dated March 2, 2026 to the
Prospectuses, Summary Prospectuses, and Statement of Additional Information (the “SAI”),
each dated August 29, 2025
Patricia McKenna has announced her intention to retire from Hotchkis and Wiley Capital Management, LLC. As such, effective August 1, 2026, Ms. McKenna will no longer serve as a portfolio manager for the Funds. George Davis, Jr., Scott McBride and Doug Campbell will continue to serve as portfolio managers for the Funds.
Accordingly, effective August 1, 2026, all references to Ms. McKenna in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.
This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

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